SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report, June 18, 2003. Date of earliest event reported, June 6, 2003

             (Exact name of registrant as specified in its charter)

                                LOCH HARRIS, INC.

State of incorporation                        IRS Employer Identification Number
----------------------                        ----------------------------------

Nevada                                                                87-0418799

                              Registrant's address
                              --------------------

              1807 Slaughter Lane W. 200-506, Austin, TX 78748-6230


               Registrant's telephone number, including area code:
               -----------------------------

                                  512-328-7808


                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


ITEM 1.   Changes  in  Control  of  Registrant.

          None

ITEM 2.   Acquisition  or  Disposition  of  Assets.

          None; however, see Item 5 below which references the Final Judgment in a civil action to which the Registrant is a party. When the provisions of the Final Judgment are fully executed, the Registrant should have distributed or otherwise disposed of most or all of its assets.

ITEM 3.   Bankruptcy  or  Receivership.

          None


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ITEM 4.   Changes  in  Registrant's  Certifying  Accountant.

          None. Not applicable


ITEM 5.   Other  Events.

          Attached to this Form 8-K as Exhibit 99.23 is the Final Judgment (with revisions to Attachments B and C as noted below) entered on June 6, 2003 by the District Court of Travis County, Texas, 345th Judicial District, Cause No. GN200180 in connection with the case entitled Mari
          L. Stassi and Robert Stewart, derivatively on behalf of Loch Harris, Inc.; and Richard C. Miller, Michael White, and Randy Shillingburg, on behalf of themselves and all others similarly situated, Plaintiffs, v. Rodney A. Boone, Mark E. Baker, Charles Blackwell, and Robert B. Baker, Defendants, Loch Harris, Inc., Nominal Defendant. Pursuant to the provisions of the Final Judgment, the parties were authorized to make revisions to the claim forms (Attachments B and C of the Final Judgment) as they jointly deemed necessary or appropriate without the necessity of further Court action or approval. The parties have made such revisions to Attachments B and C and such revised versions are the ones included herein rather than the original versions that were attached to the Final Judgment.

          See also numbered paragraph 118 of the Final Judgment which reads as follows: "After entry of this Final Judgment, to alleviate potential confusion in the market, Loch Harris shall promptly file a Form 8-K with the S.E.C. to reflect the following: This Court recommends that all persons stop trading in Loch Harris stock beginning on a date three weeks (i.e., 21 calendar days) after entry of this Final Judgment, at 5:00 p.m. Pacific Time; and that after that date and time, brokers may or may not possess or be able to acquire shares that traders seek to buy or sell. Thus, any attempts to trade after that date and time might not be consummated; and traders and their brokers who undertake to conduct such trades do so at their peril." (Note: The Final Judgment was entered by the Court on June 6, 2003; therefore, 21 days after entry of the Final Judgment will be June 27, 2003).


          Any statements made herein are qualified in their entirety by reference to the underlying documents.

ITEM 6.   Resignations  of  Registrant's  Directors.

          None

ITEM 7.   Financial  Statements  and  Exhibits.

          Exhibit 99.23


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ITEM 8.   Changes  in  Fiscal  Year.

          None. Not applicable.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH HARRIS, INC.                             Registrant



----------------------------------            ----------------------------------
Rodney A. Boone, President/DATE               Mark Baker,  Secretary/DATE

LOCH HARRIS, INC.
JUNE 18, 2003
FORM 8-K PAGE 2


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